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                                                            Exhibit 10(f)(iii)


                   Amendment to Salary & Bonus Deferral Plan
                               November 27, 2000

The Plan is amended, effective October 1, 2000, to delete Section 3.9 of the Plan and renumber the remaining sections in Article III accordingly.